UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

CATACA RESOURCES, INC.
(Exact name of registrant as specified in charter)

Nevada	000-55316	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

400 Corporate Pointe, Suite 300
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

(855) 710-0915
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Form 8-K
Current Report

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously announced on Form 8-K filed with the SEC on September 7, 2016, on the same date Cataca Resources, Inc., a Nevada corporation (the “Company” or “CATQ”) announced that it had entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with FlitWays Technology Inc., a Delaware corporation (“FWTI”), and the controlling stockholders of FWTI (the “FWTI Shareholders”). Pursuant to the Share Exchange Agreement, the Company will acquire 100% of the issued and outstanding equity of FWTI from the FWTI shareholders (the “FWTI Shares”) and in exchange the Company shall issue to FWTI 20,000,000 restricted shares of its common stock (the “CATQ Shares”). As a result of the Share Exchange Agreement, FWTI shall become a wholly owned subsidiary of the Company. The Share Exchange Agreement contains customary representations, warranties and conditions to closing. The closing of the Share Exchange (the “Closing”) shall only occur once the Company completes a name change and FWTI provides CATQ with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”).

On October 14, 2016, (the “Closing Date”) FWTI provided the Company the necessary audited financial statements, as required by the Share Exchange Agreement, and the Company and FWTI determined that it is in the best interest of both parties to Close the Share Exchange Agreement. Further, the parties have determined that it is in their respective best interest to waive the condition that the Company complete a name change prior to closing. However, it is anticipated that the Company will undertake, in the near future, to complete the name change. Accordingly, as of the date of this Report the material terms of the Share Exchange Agreement have been satisfied and as such the Share Exchange Agreement is closed.

The foregoing description of the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the full text thereof, which was filed as Exhibit 10.01 the Current Report on Form 8-K filed with the SEC on September 7, 2016, and is incorporated by reference into this Item 1.01.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 3.02.

Pursuant to the terms and conditions of the Share Exchange, the Company will issue the shareholders of FWTI, 20,000,000 restricted common shares, with such shares being delivered on a pro rata basis to the FWTI shareholders.

Exemption from Registration. The shares of common stock to be issued pursuant to the Share Exchange Agreement, shall be issued in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States. The Share Exchange Agreement is an exempt transaction pursuant to Section 4(a)(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(a)(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D.

ITEM 5.06      CHANGE IN SHELL COMPANY STATUS

As a result of closing the Share Exchange Agreement discussed herein, the Company ceased to be deemed a “shell company” as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. Also, the Company is providing the following information to the public to provide full and adequate disclosure regarding the new business direction of the Company and provide such current adequate information as we believe the public would need in order to make an informed investment decision.

As referred to hereinafter in this Report and unless otherwise indicated, the terms “we”, “us”, “our”, the “Company”, “FWTI” refer to FlitWays Technology Inc.

FORM 10 DISCLOSURE

ITEM 1.           BUSINESS

Our Corporate History and Background

As previously announced on Form 8-K filed with the SEC on September 7, 2016, on the same date Cataca Resources, Inc., a Nevada corporation (the “Company” or “CATQ”) announced that it had entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with FlitWays Technology Inc., a Delaware corporation (“FWTI”), and the controlling stockholders of FWTI (the “FWTI Shareholders”). Pursuant to the Share Exchange Agreement, the Company will acquire 100% of the issued and outstanding equity of FWTI from the FWTI shareholders (the “FWTI Shares”) and in exchange the Company shall issue to FWTI 20,000,000 restricted shares of its common stock (the “CATQ Shares”). As a result of the Share Exchange Agreement, FWTI shall become a wholly owned subsidiary of the Company. The Share Exchange Agreement contains customary representations, warranties and conditions to closing. The closing of the Share Exchange (the “Closing”) shall only occur once the Company completes a name change and FWTI provides CATQ with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”).

On October 14, 2016, (the “Closing Date”) FWTI provided the Company the necessary audited financial statements, as required by the Share Exchange Agreement, and the Company and FWTI determined that it is in the best interest of both parties to Close the Share Exchange Agreement. Further, the parties have determined that it is in their respective best interest to waive the condition that the Company complete a name change prior to closing. However, it is anticipated that the Company will undertake, in the near future, to complete the name change.

Accordingly, as of the date of this Report the material terms of the Share Exchange Agreement have been satisfied and as such the Share Exchange Agreement is closed. Accordingly, FWTI is our wholly-owned subsidiary of the Company and the business direction of the Company has shifted to the business of FWTI. The transaction was accounted for as a reverse recapitalization transaction, given the fact that the Company held no net monetary assets at the date of Closing Date. As FWTI is deemed to be the purchaser for accounting purposes under recapitalization accounting, these pro forma financial statements are presented as a continuation of FWTI. The equity of FWTI is presented as the equity of the combined company and the capital stock account of FWTI is adjusted to reflect the par value of the outstanding and issued common stock of the legal acquirer (Cataca Resources, Inc.) after giving effect to the number of shares issued in the Share Exchange Agreement.

Who We Are

FlitWays Technology Inc. was founded in 2013, with a mission to broaden the reach of transportation, by curating a network of ride providers to help travelers find and schedule the best fitting mode of mobility, and help drivers better utilize their equity. Our mission is to revolutionize the way businesses and private travelers book and schedule ground travels. FlitWays gives travelers access to a preferred travel ride through our reliable network of ground travel providers. FlitWays wants every traveler to seamlessly pre-book a ride to his or her priority. Make the management of the customer ground travel costs easier by taking control of the customer ground travel expenses with FlitWays.

FlitWays lets our customers manage and control their business ground travel and expenses anytime and anywhere. Using our web and application technology allows our customers to avoid unnecessary surprises and hassles by using our streamlined integrated booking service. By utilizing the FlitWays online and mobile application ride booking, our customers can stay organized and can reduce airport wait times by pre-booking a vehicle that will be ready to pick up and drop off at the customer's destination.

We consider FlitWays a one-stop shop for all of all travelers ground transportation needs. With over 15,000 vehicles to choose from and with service in over 140 cities, the possibilities are endless and our customers can create their very own personal travel experience based on customer's lifestyle.

With FlitWays there are no surprising surcharges or hidden fees, all of the competitive price rates that our customers enjoy already include wait time, gratuity, and surcharges. Customers take comfort in knowing that they are in control and do not have anticipate additional unwanted charges.

FlitWays Solutions

Consumers
We are your trusted source of mobility.
5 mins
FlitWays offers on-demand service for urgent travel requests.
1 year in advance
FlitWays ride can be pre-booked up to 1 year in advance .
3 ways
A travelers can use our free Desktop, iPhone & Android app.

Advanced Booking Engine

We understand that everyone requires a unique solution for their unique lifestyle. Our Advanced Booking Engine lets the customer drill down to the exact specification, rates, and vehicle that meets their needs. It also allows the customer to search through an expansive network of growing ground travel providers for the safest, reliable, and most up-to-date vehicles available.

One Travel Expense

Our technology allows the customer to manage all of their travel expenses with ease, offering an ideal solution for business travelers. FlitWays allows the customer to plan, maintain, and organize business travel in one place. An excellent option for both corporate and individual travel bookings with FlitWays lets the customer keep track of business spending and control their travel budget.

24/7 Customer Support

Our customer support team is available around the clock to assist the customer with all of their booking needs and questions.

Corporate Solutions/Competitive Advantage

FlitWays is the ideal solution for corporation to schedule and manage global ground transportation services. We built our customer interfaces with corporate travel needs in mind. Businesses can accomplish more using FlitWays than compared to our competitors, including Lyft and Uber. We believe that brands like Lyft and Uber are more consumer orientated, while we designed and implemented our customer interface with the corporate user in mind. To this end, we have tried to simplify the process of booking ground transpiration by building direct integrations with major travel suppliers (e.g. Booking.com, Kayak.com and others) to offer seamless ground transportation bookings to their travelers.

Today, our corporate clientele includes major brands like Samsung, Amazon, Rolls Royce, Citrix, and HSBC Bank and we are working to add new clients every day.

Travel Management & Travel Agencies

FlitWays empower travel management companies and travel agencies to seamlessly offer ground transportation service to their clients, by providing access to 15,000+ pre-booked travel rides and by allowing travel management companies and travel agencies to book directly from major travel management companies and travel agencies booking platforms. Travel management companies and travel agencies receive revenue allocation of 10% on all booked trips.

Booking rides with FlitWays

Booking rides, airport shuttles and/or executive cars with our website/application requires the customer to be a registered user. When booking with FlitWays the customer is able to select a choice of vehicle and preferred gratuity based on their personal preference. The estimate travel fare provided is built on the most resourceful travel route and on decent traffic situations. The ultimate fare may differ due to traffic situations, the route taken, wait time, parking, and return trip. Once the customer's booking has been completed and confirmed, the company that owns the vehicle chosen is automatically notified that the vehicle is booked. The notification of the booking confirmation is also sent to the customer via SMS and email confirmation message together with the details of the customer’s journey. Customers can view their past bookings in their FlitWays account, which can be easily used for business travel expense reports.

Payment

We accept credit card payment for ride booking from our customers. Partners can set a corporate account to have ride bookings billed and paid through invoice. Our platform allows our customers to pay securely and also eliminate the hassle of negotiating fare price with the ride driver. All payment information processed on our site is encrypted and secured with state-of-the-art SSL before they are transferred.

Customer Accounts

FlitWays is free and we intend it to always be. Customers will need to establish an account prior to booking. We require an account in order to collect basic information (i.e., name, mobile phone number and email) and to process all bookings. Once a booking is made, the customer will receive notification via SMS and email. The driver will use the customer's information to identify them during pick up. Additionally, having an account will enable customers to bypass the hassle of providing information next time they want to use FlitWays to book a ride. Customers will also be able to make modifications to their booking, such as cancel a booking, request for refund and more. Customers can deactivate their FlitWays account at any given time without any obligation.

Frequently Asked Questions

The following Frequently Asked Questions (FAQs) relate to the general customer experience when using FlitWays. More information relating to the FAQs can be found on our website at www.flitways.com.

How can a customer locate their ride at the airport?

If a trip is from an airport, the driver/greeter will meet the customer at the arrival terminal with a sign that shows the name of the customer.

What happens if a driver did not arrive on time?

If a driver didn't arrive on time and the driver didn't notify the customer of any delay, the customer is expected to contact the driver directly by calling the driver’s phone number on their booking voucher to check the status of the driver and new estimated arrival time.

What happens if a flight is cancelled, arrives early or is delayed?

If a customer is travelling from the airport, the driver will use the flight details of the customer provided during the booking to track the flight arrival situation. FlitWays drivers are experienced in handling situations with early arrival or flight delays. Drivers constantly check the aviation flight update on the flight arrival situation and pick up the customer at the exact time of their arrival. If the customer flight is cancelled and won't be able to make the ride pick up time, the customer need to log in to their FlitWays account or call our customer support phone number to cancel the booking.

What options is available during booking?

There are different options during a booking such as choosing a preferred vehicle, choosing a wait and return trip (if a customer want the driver to do a return trip to the pickup location), paying with one of the customer's 3 saved credit card details and more.

How many rides can a customer book at a time?

A customer can book as many rides as they want. Cancelation fee or no show fee may apply if a customer is not available during the pickup.

How can a customer be certain of a pick up after a booking?

Once a customer have successfully booked a ride, all booking information is transmitted accurately using data communication between FlitWays and the driver. A driver is then sent out for pick up. In the event whereby the driver dispatched to pick up a customer cannot do so, a customer will receive a notification via SMS/Email informing the customer about the situation, and what to do here forth (cancel the booking to get full refund or re-book). We evaluate our drivers lead time and ETA time thoroughly before approving their request to join our network. All of our providers are experienced and reliable with long track record of meeting and picking up passengers at scheduled time and this is the same guarantee we pass along to our customers.

How can a customer monitor their trip status?

To check the status of a booking, a customer can log in to their FlitWays Account, and then go to the Bookings menu. The current/latest booking is always the first one on the list with the latest update.

How can the driver identify a customer during pick up?

The driver only need the customer voucher number to identify the customer during the pickup. The customer voucher number can be found in the booking confirmation email and SMS sent to the customer.. A customer have different options to show the driver their voucher number:

1.	The SMS confirmation also includes the voucher number.

2.	A customer can write down the voucher number from the email or SMS they received and give it to their driver.

Cancellation and Refund Policy

For taxi/ride share bookings, a full refund will be given if a customer cancel the booking 5 minutes after placing the booking. There's a cancellation fee of $5 for taxi/ride share if a customer cancel their booking after the 5 minutes grace period. We charge a full fare price for a No show, if the driver arrives at your pick up address and waits for 15 minutes.

For executive cars and airport shuttle bookings, full refund will be given, if a customer cancel the booking 5 minutes after placing the booking. There's a cancellation fee of $20 for Executive Cars and Airport Shuttle if the customer cancel the booking after the 5 minutes grace period. We charge a full fare price for a no show, if the driver arrives at the customer's pick up address and waits for 30 minutes.

Our refund processing time takes about 24 - 48 hours. Once it's processed, the refund will be released to the customer credit/debit card. Please note that bank processing time varies, and allow up to 5 business days for the refund to appear on the credit card statement.

How can a customer get a refund if a driver did not show up?

In order to be entitled to a full refund a customer need to notify our customer support phone number or email our customer support agents to claim their refund. Our refund processing time takes about 24 – 48 hours. Once it's processed, the refund will be released to the customer credit/debit card.

Marketing Strategy

Most of our customers have been acquired through various partnerships with travel vendors, which give us the opportunity to minimize marketing costs and to focus on establishing new partnerships daily. In the future we intend to promote FlitWays using Business-to-Business marketing concepts to increase and expand brand awareness and general corporate exposure.

Employees

FlitWays team is made up of 3 employees and 7 independent contractors and we all strive to dominate our market niche and make ground travel booking ridiculously easy.

ITEM 1A.         RISK FACTORS

You should carefully consider each of the risks and uncertainties described below and elsewhere in this Current Report on Form 8-K, as well as any amendments or updates reflected in subsequent filings with the SEC. We believe these risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results and could materially and adversely affect our business operations, results of operations, financial condition and liquidity. Further, additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our results and business operations.

Risks Associated with Our Business

We Have Limited Resources For Marketing Of Our Services And We May Not Be Able To Attract Sufficient Paying End Users To Make Our Business Sustainable

We have limited resources for marketing of our services. Our future sales will depend in large part on our ability to attract sufficient paying end users to make our business profitable and sustainable. Also, we may not be able to attract and retain personnel or be able to build an efficient and effective Internet marketing force, which could negatively impact sales of our services, and reduce our revenues and profitability.

The Company's Ability To Implement Its Business And Marketing Strategy

The implementation of the Company's business and marketing strategy will depend on a number of factors. These include our ability to (i) find and hire reliable and sufficiently skilled third-party Internet marketing personnel, (ii) make our services known and establish a trusted brand to our potential end user customers, (iii) establish a significant paying end user customer base, (iv) obtain adequate financing on favorable terms in order to fund our business, (v) maintain appropriate procedures, policies and systems; (vi) hire, train and retain skilled employees, and (vii) operate successfully and profitably within an environment of increasing competition. The inability of the Company to manage any or all of these factors could impair our ability to implement our business strategy successfully, which could have a material adverse effect on our business, financial condition and the results of our operations.

We May Be Unable To Gain Any Significant Market Acceptance For Our Services Or Establish A Significant Market Presence

The Company's growth strategy is substantially dependent upon its ability to market its services successfully to prospective paying end user customers. However, its services may not achieve significant acceptance. Such acceptance, if achieved, may not be sustained for any significant period of time. Failure of the Company's services to achieve or sustain market acceptance could have a material adverse effect on our business, financial condition and the results of our operations.

Our Operating Results May Prove Unpredictable

Our operating results are likely to fluctuate significantly in the future due to a variety of factors, many of which we have no control over. Factors that may cause our operating results to fluctuate significantly include: the level of commercial acceptance by the public of our services; fluctuations in the demand for our services; the amount and timing of operating costs and capital expenditures relating to the operation of and/or expansion of our business, operations, infrastructure and general economic conditions. If realized, any of these risks could have a material adverse effect on our business, financial condition and the results of operations.

Due To Our Dependence On Computer And Telecommunications Infrastructure And Computer Software, Any Systems Disruptions Or Operating Malfunctions Would Affect Our Costs Of Doing Business And Could Cause Our Business To Fail

We will market our services through our website and the Internet. We will rely upon the Internet to contact and solicit orders from prospective end user consumers, and to distribute and receive payment for our services. Our success will depend in part on computer systems that interconnect our software systems with those of travel services, and e-commerce connections that allow us to collect revenues for the services we provide. Operating malfunctions in the software systems of travel services, e-commerce connections and other parties would have an adverse effect on our operations.

Customer Complaints Or Negative Publicity About Our Customer Service Could Diminish Use Of Our Services

Customer complaints or negative publicity about our customer service could severely diminish consumer confidence in and use of our services. Measures we will be taking to combat risks of fraud and breaches of privacy and security could damage relations with our end user consumers. These measures will heighten the need for prompt and accurate customer service to resolve irregularities and disputes. Effective customer service requires significant personnel expense, and this expense, if not managed properly, could significantly impact our profitability. Failure to manage or train our customer service representatives properly could compromise our ability to handle customer complaints effectively. If we do not handle customer complaints effectively, our reputation may suffer and we may lose our end user consumers' confidence.

Our Competitors May Infringe On Our Customer Base And Have An Adverse Effect Upon Our Business And The Results Of Operations

We have identified a market opportunity for our ground transportation services. Competitors may enter this segment of the ground transportation services market with superior services, thus rendering our services obsolete and nullifying any competitive advantage we may enjoy. There may be traditional ground transportation services providers, such as Uber, Lyft, Sidecar, Hailo, EasyTaxi, GrabTaxi, etc., that are better financed and may have long standing relationships with our primary potential end user consumers. There can be no guarantee that such pre-existing companies will not mimic our business model. This would infringe on our customer base and have an adverse effect upon our business and the results of our operations.

If There Are Events Or Circumstances Affecting The Reliability And Security Of The Internet, Access To Our Websites And/Or The Ability To Safeguard Our Customer's Confidential Information Our Business Could Be Impaired causing A Negative Effect On The Financial Results Of Our Operations

Despite the implementation of security measures, our website infrastructure may be vulnerable to computer viruses, hacking or similar disruptive problems caused by customers, other internet users, other connected internet websites, and the interconnecting telecommunications networks. Such problems caused by third-parties could lead to interruptions, delays or cessation of service to our customers. Inappropriate use of the internet by third-parties could also potentially jeopardize the security of our customer's confidential information stored in our computer system, which may deter individuals from becoming customers. Such inappropriate use of the internet includes attempting to gain unauthorized access to information or systems, which is commonly known as "cracking" or "hacking.” Although we intend to implement security measures, such measures have been circumvented in the past, and there can be no assurance that any measures we implement would not be circumvented in future. Dealing with problems caused by computer viruses or other inappropriate uses or security breaches may require interruptions, delays or cessation of service to our customers, which could have a material adverse effect on our business, financial condition and results of operations.

Our Articles Of Incorporation Exculpates Our Officers And Directors From Certain Liability To Our Company Or Our Stockholders.

Our Articles of Incorporation contain a provision limiting the liability of our officers and directors for their acts or failures to act, except for acts involving intentional misconduct, fraud or a knowing violation of law. This limitation on liability may reduce the likelihood of derivative litigation against our officers and directors and may discourage or deter our stockholders from suing our officers and directors based upon breaches of their duties to our Company.

Our Directors And Named Executive Officers Are Also Our Principal Stockholders, As Such They Will Be Able To Exert Significant Influence Over Matters Submitted To Stockholders For Approval, Which Could Delay Or Prevent A Change In Corporate Control Or Result In The Entrenchment Of Management Or The Board Of Directors, Possibly Conflicting With The Interests Of Other Stockholders.

Our directors and named executive officers are also our principal stockholders as such they exert significant influence in determining the outcome of corporate actions requiring stockholder approval and otherwise control of our business. This control could have the effect of delaying or preventing a change in control or entrenching management or the Board of Directors, which could conflict with the interests of our other stockholders and, consequently, could adversely affect the market price of our common stock.

Our Continuing Losses And Liquidity Position May Cause Us To Be Unable To Pursue All Of Our Operational Objectives If Sufficient Financing And/Or Additional Cash From Revenues Is Not Realized. This Raises Doubt As To Our Ability To Continue As A Going Concern.

The independent registered public accounting firm of Flitways Technology, Inc. for the years ended December 31, 2015 and 2014, has included an explanatory paragraph in their opinion that accompanies our audited financial statements as of and for the years ended December 31, 2015 and 2014, indicating that our continuing losses and current liquidity position raises substantial doubt about our ability to continue as a going concern. If we are unable to improve our liquidity position we may not be able to continue as a going concern. Our ability to raise the capital needed to improve our financial condition may be hindered market conditions. The accompanying financial statements do not include any adjustments that might result if we are unable to continue as a going concern and, therefore, be required to realize our assets and discharge our liabilities other than in the normal course of business which could cause investors to suffer the loss of all or a substantial portion of their investment.

Risks Relating to Ownership of Our Securities

Our Stock Price May Be Volatile, Which May Result In Losses To Our Shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the OTC Markets quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

  variations in our operating results;
  changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;
  changes in operating and stock price performance of other companies in our industry;
  additions or departures of key personnel; and
  future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our Common Shares May Become Thinly Traded And You May Be Unable To Sell At Or Near Ask Prices, Or At All.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. Although the trading price of our common shares increased significantly recently, it has historically been sporadically or “thinly-traded” meaning that the number of persons interested in purchasing our common shares at or near bid prices at certain given time may be relatively small or nonexistent.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume. Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The Market Price For Our Common Stock Is Particularly Volatile Given Our Status As A Relatively Small Company, Which Could Lead To Wide Fluctuations In Our Share Price. You May Be Unable To Sell Your Common Stock At Or Above Your Purchase Price If At All, Which May Result In Substantial Losses To You.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We Do Not Anticipate Paying Any Cash Dividends To Our Common Shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings after paying the interest for the preferred stock, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

Volatility In Our Common Share Price May Subject Us To Securities Litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The Elimination Of Monetary Liability Against Our Directors, Officers And Employees Under Nevada Law And The Existence Of Indemnification Rights Of Our Directors, Officers And Employees May Result In Substantial Expenditures By Our Company And May Discourage Lawsuits Against Our Directors, Officers And Employees.

Our Articles of Incorporation contains a specific provision that eliminates the liability of our directors and officers for monetary damages to our company and shareholders. Further, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our Business Is Subject To Changing Regulations Related To Corporate Governance And Public Disclosure That Have Increased Both Our Costs And The Risk Of Noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

ITEM 2.           FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion should be read in conjunction with our audited financial statements and the related notes that appear elsewhere in this annual report. The discussions of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future.

Our audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

RESULTS OF OPERATIONS

Cataca Resources Inc.

Working Capital

	June 30, 2016	December 31, 2015
	$	$
Current Assets	6,830	4,537
Current Liabilities	127,231	106,026
Working Capital Deficit	(120,401)	(101,489)

Cash Flows

	Six months ended	Six months ended
	June 30, 2016	June 30, 2015
	$	$
Cash Flows used in Operating Activities	(17,707)	(44,297)
Cash Flows used in Investing Activities	-	-
Cash Flows from Financing Activities	20,000	49,000
Net increase in Cash During Period	2,293	4,703

Flitways Technology Inc.

Working Capital

	June 30, 2016	December 31, 2015
	$	$
Current Assets	9,264	14,020
Current Liabilities	211,474	185,277
Working Capital Deficit	(202,210)	(171,257)

Cash Flows

	Six months ended	Six months ended
	June 30, 2016	June 30, 2015
	$	$
Cash Flows used in Operating Activities	(47,829)	(8,040)
Cash Flows used in Investing Activities	-	-
Cash Flows provided by Financing Activities	45,409	1,692
Net decrease in Cash During Period	(2,420)	(6,348)

Operating Revenues

Cataca Resources Inc.

During the period from December 11, 2012 (date of incorporation) to June 30, 2016, Cataca Resources Inc. (“Cataca”) has not recorded any revenues.

Flitways Technology Inc.

During the six months ended June 30, 2016, Flitways Technology Inc. (“Flitways”) recorded revenues of $173,049 and gross profit of $58,828 compared to revenues of $124,831 and gross profit of $14,663 during the six months ended June 30, 2015. The increase in revenue and gross profit is due to an increase in overall business. Gross profit margin for the six months ended June 30, 2016 was 34% compared to a gross profit of 12% during the six months ended June 30, 2015. The increase in gross profit margin is due to a combination of economies of scale with the increased activity during fiscal 2016 as well as the ability of management to minimize overall costs in order to increase the profit margins.

Operating Expenses and Net Loss

Cataca Resources Inc.

For the six months ended June 30, 2016, Cataca incurred operating expenses of $18,912 consisting primarily of professional fees including accounting, audit, and legal expenses for Cataca’s SEC filings. Cataca had operating expenses during the six months ended June 30, 2015 of $45,611 consisting primarily of professional fees including accounting, audit, and legal expenses for their SEC filings and one-time fees to establish a stock transfer agent, DTC eligibility and FINRA approval for Cataca’s stock listing.

For the six months ended June 30, 2016, Cataca incurred a net loss of $18,912 compared with a net loss of $45,611 for the six months ended June 30, 2015.

Flitways Technology Inc.

For the six months ended June 30, 2016, Flitways incurred operating expenses of $136,480 compared to $72,754 during the six months ended June 30, 2015. Operating expenses consists primarily of professional fees, including accounting, legal, and management fees, for services required for day-to-day operations. Flitways also incurs general and administrative expense for day-to-day operating costs, rent expense for the rent incurred at the corporate head office, and marketing expense for the marketing of Flitways and its operations. During the six months ended June 30, 2016, the increase in operating expenses was due to an increase in professional fees for time and services spent on Flitway’s management and accounting and legal costs which was offset by a decrease in wages and salaries, as those costs were incorporated into professional fees.

Flitways incurred a net loss of $79,841 for the six months ended June 30, 2016 compared to $59,962 during the six months ended June 30, 2015. The increase in net loss is due to an increase in professional fees offset by the increase in gross profit.

Liquidity and Capital Resources

Cataca Resources Inc.

As at June 30, 2016, Cataca had current assets of $6,830 compared with current assets of $4,537 at December 31, 2015. The increase in current assets was due to an advance of cash to Cataca by a related party.

As at June 30, 2016, Cataca had current liabilities of $127,231 compared with current liabilities of $106,026 at December 31, 2015. The increase in current liabilities was attributed to amounts due for administrative expenses as of June 30, 2016, Cataca had a working capital deficit of $120,401 compared with a working capital deficit of $101,489 at December 31, 2015. The increase in working capital deficit was due to an increase in total liabilities due to amounts used to fund outstanding obligations of Cataca.

Flitways Technology Inc.

As of June 30, 2016, Flitways had current assets of $9,264 compared with current assets of $14,020 at December 31, 2015. The decrease in current assets is due to a decrease in cash as Flitways has not earned enough revenues to generate positive cash flows from operations and requires support from financing activities to sustain operations.

Flitways has current liabilities of $211,474 at June 30, 2016 compared to $185,277 at December 31, 2015. The increase in total liabilities is due to an increase in wages payable offset by a decrease in accounts payable of $16,652 as a result of the use of cash to repay outstanding operating obligations netted against an increase of $36,000 as a result of accruing wages due, an increase of sales tax payable, and other payables due.

As of June 30, 2016, Flitways has a working capital deficit of $202,210 compared to a working capital deficit of $171,257 as of December 31, 2015. Overall, working capital deficit has increased largely due to an increase in wages payable, sales tax payable, and other payables.

During the six months ended June 30, 2016, Flitways has not had any capital transactions.

Cashflows from Operating Activities

Cataca Resources Inc.

During the six months ended June 30, 2016, Cataca used cash of $17,707 for operating activities as compared to $44,297 during the six months ended June 30, 2015. The decrease in cash used for operating activities is due to the fact that Cataca received less cash financing from related party obligations during fiscal 2016 as compared to fiscal 2015.

Flitways Technology Inc.

During the six months ended June 30, 2016, Flitways used $47,829 of cash for operating activities as compared to $8,040 during the six months ended June 30, 2015. The increase in the use of cash for operating activities is due to the fact that Flitways continues to rely on financing from related parties to sustain day-to-day operations and received more funding from related parties during fiscal 2016 as compared to fiscal 2015.

Cashflows from Investing Activities

Cataca Resources Inc.

During the six months ended June 30, 2016 and 2015, Cataca did not have any investing activities.

Flitways Technology Inc.

During the six months ended June 30, 2016 and 2015, Flitways did not have any investing activities.

Cashflows from Financing Activities

Cataca Resources Inc.

During the six months ended June 30, 2016, Cataca received $20,000 from related parties as compared to $49,000 during the six months ended June 30, 2015.

Flitways Technology Inc.

During the six months ended June 30, 2016, Flitways received $45,409 from related parties as compared to $1,692 during the six months ended June 30, 2015.

Going Concern

As of June 30, 2016, the Company has a going concern assumption as the Company has a working capital deficit and an accumulated deficit since inception. Although the Company has revenues, the level of revenues and gross profit is not sufficient to overcome the current costs of operations. As such, the Company will require additional financing to continue operations either from management, existing shareholders, or new shareholders through equity financing. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements, as defined in Item 303(a)(4)(ii) of Regulation S-K, obligations under any guarantee contracts or contingent obligations. We also have no other commitments, other than the costs of being a public company that will increase our operating costs or cash requirements in the future.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Critical Accounting Policies

Our financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

We regularly evaluate the accounting policies and estimates that we use to prepare our financial statements. A complete summary of these policies is included in the notes to our financial statements. In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Selected Financial Data

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 3.           PROPERTIES

We have maintained executive offices at 400 Corporate Pointe, Suite 300, Culver City, California 90230. The office and general expenses associated with leasing our office space is approximately $1,700 per month. We believe that our office space is adequate for our current needs, but growth potential may require a facility due to anticipated addition of personnel. We do not have any policies regarding investments in real estate, securities or other forms of property. We do not own any real property.

ITEM 4.           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the date of this Current Report by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

As of October 12, 2016, there are 50,000,000 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial	Title of
Owner	Class	Shares Held	Percent of Class[1]
Tobi Mac Aro[2] 400 Corporate Pointe, Suite 300 Culver City, CA 90230	Common	15,000,000	50.0%

[1]

The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

[2]	Mr. Aro was appointed as the Company’s President, Secretary, Treasurer, and sole Director on September 6, 2016.

ITEM 5.           DIRECTORS AND EXECUTIVE OFFICERS

Identification of Executive Officers and Directors of the Company

Name and Address of Beneficial Owner Directors and Officers:	AGE	Class	Shares Held or Controlled	Percentage of Class[1]
Tobi Mac Aro[2] President, Secretary, Treasurer, and sole Director 400 Corporate Pointe, Suite 300 Culver City, CA 90230	31	Common	15,000,000	50.0%
All executive officers and directors as a group (1 person)		Common	50,000,000	50.0%

[1]

The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

[2]	On September 6, 2016, Mr. Aro was appointed as the Company’s President, Secretary, Treasurer, and sole Director.

Term of Office

Each director of the Company serves for a term of one year and until his successor is elected and qualified at the next Annual Shareholders’ Meeting, or until his death, resignation or removal. Each officer of the Company serves for a term of one year and until his successor is elected and qualified at a meeting of the Board of Directors.

Significant Employees

None.

Family Relationships

There are no family relationships among the Company’s officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

The Company has not adopted any formal Code of Ethics.

Committees of the Board of Directors

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are undertaken by our Board of Directors

Audit Committee

The Company has not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors. The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

ITEM 6.           EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE[1]
Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($) (2)	Total ($)
Tobi Mac Aro[2] President, Secretary, Treasurer, and sole Director	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
	2014	NIL	NIL	NIL
Edward Barrios[3] Former President and Director	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
	2014	NIL	NIL	NIL
Maxwell Ramos[4] Former Treasury and Secretary	2016	NIL	NIL	NIL
	2015	NIL	NIL	NIL
	2014	NIL	NIL	NIL

[1]

We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

[2]

The “All Other Compensation” column is used to disclose the aggregate amount of all compensation that the company could not properly report in any other column of the Summary Compensation Table (with a limited exceptions).

[3]	Prior to his appointment as an Officer and Director on September 6, 2016, Mr. Aro was the Director and the CEO of our wholly owned subsidiary, FlitWays Technology Inc.

[4]	Effective September 6, 2016, Edward Barrios resigned from his positions as the President and the sole Director of the Company.

[5]	Effective September 6, 2016, Maxwell Ramos resigned from his positions as the current Treasury and Secretary of the Company (the “Resignation”).

Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception. We do not have any stock option plans.

Management Agreements

None.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the Board of Directors or a committee performing similar functions. The Board of Directors as a whole participates in the consideration of executive officer and director compensation.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

ITEM 7.           CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

None of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past two fiscal years, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

  Disclosing such transactions in reports where required;
  Disclosing in any and all filings with the SEC, where required;
  Obtaining disinterested directors consent; and
  Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTC Pink Sheets on which shares of the Company’s Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we have no independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8.           LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against the Company, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which directors, officers or any affiliates, or any registered or beneficial shareholders, of the Company is an adverse party or has a material interest adverse to the interests of the Company.

ITEM 9.           MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Price and Dividends

Our common stock is currently quoted on the OTC Pink Sheets, under the symbol “CATQ.” Our common stock has been quoted on the OTC Pink Sheets under this symbol since approximately May 2016. Because we are quoted on the OTC Pink Sheets, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the high and low bid quotations for our common stock as reported on the OTC Pink Sheets for the periods indicated.

Fiscal Year 2016	High	Low
October 5, 2016	0.82	0.66
August 31, 2016	1.15	0.25
June 30, 2016	1.21	0.25

(1)	High and Low prices reflected are through September 30, 2016.

Information for the periods referenced above has been furnished by the OTC Bulletin Board. The quotations furnished by the OTC Bulletin Board reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not reflect actual transactions

The reported last sales price for our common stock on the OTC Bulletin Board on October 5, 2016 was $0.76 per share. As of October 12, 2016, there were 50,000,000 shares of common stock outstanding, and our outstanding shares of common stock were held by approximately 14 stockholder accounts of record.

We have never declared or paid any cash dividends on our common stock nor do we intend to do so in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of our board of directors and will depend upon our financial condition, operating results, capital requirements, any applicable contractual restrictions and such other factors as our board of directors deems relevant.

Re-Purchase of Equity Securities

None.

Securities Authorized for Issuance under Equity Compensation Plan

None.

ITEM 10.         RECENT SALES OF UNREGISTERED SECURITIES

None.

ITEM 11.         DESCRIPTION OF THE REGISTRANT’S SECURITIES

Common Stock

Our Articles of Incorporation authorize us to issue 75,000,000 shares of common stock, par value $0.001. As of the date of this Current Report 50,000,000 shares of our common stock were issued and outstanding and we have zero shares of our common stock reserved for options, warrants and other commitments.

Preferred Stock

Our Articles of Incorporation authorize us to issue no shares of preferred stock.

Voting Rights

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock. Each share of common stock shall entitle the holder thereof to one vote.

No Cumulative Voting

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, cumulative voting by any shareholder is expressly denied.

Rights upon Liquidation, Dissolution or Winding-Up of the Company

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the common stock.

We refer you to our Articles of Incorporation, any amendments thereto, Bylaws, and the applicable provisions of the Nevada Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12.         INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

ITEM 13.         FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 13.

ITEM 14.         CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15.         FINANCIAL STATEMENTS AND EXHIBITS

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 15.

END OF FORM 10 DISCLOSURE

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Business Acquired

Filed herewith as Exhibit 99.1 and incorporated herein by reference are the audited financial statements of FWTI for the years ended December 31, 2015 and 2014. Also attached are the unaudited and unreviewed financial statements of FWTI for the quarter ended June 30, 2016 filed as Exhibit 99.2.

          (b) Pro Forma Financial Information

Filed herewith as Exhibit 99.3 and incorporated herein by reference are the unaudited pro forma financial statements of CATQ and FWTI for the period ended June 30, 2016, which give effect to the acquisition of FWTI.

          (d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit	Filing
3.01	Articles of Incorporation	Filed with the SEC on July 13, 2013, as part of our Registration Statement on Form S-1.
3 02	Bylaws	Filed with the SEC on July 13, 2013, as part of our Registration Statement on Form S-1.
10.01	Share Exchange Agreement by and among the Company, FlitWays Technology, Inc. and the shareholders of FlitWays Technology, Inc.	Filed with the SEC on September 7, 2016, as part of our Current Report on Form 8- K.
99.1	Audited Financial Statements of FlitWays Technology, Inc.	Filed herewith.
99.2	Unaudited and Unreviewed Financial Statements of Flitways Technology, Inc. for the quarter ended June 30, 2016	Filed herewith.
99.3	Pro Forma Financial Statements	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLITWAYS TECHNOLOGY, INC.

Dated: October 14, 2016	/s/ Tobi Mac Aro
By: Tobi Mac Aro
Its: Chief Executive Officer